UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 16, 2010
Date of report (Date of earliest event reported)
STONE ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12074	72-1235413

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana		70508

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (337) 237-0410
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01. Other Events.
     Stone Energy Corporation has previously disclosed that on or about December 16, 2005, Robert Farer and Priscilla Fisk filed respective complaints in the Federal Court purportedly alleging claims derivatively on behalf of Stone. Similar complaints were filed thereafter in the Federal Court by Joint Pension Fund, Local No. 164, I.B.E.W., and in the 15th Judicial District Court, Parish of Lafayette, Louisiana (the “State Court”) by Gregory Sakhno. Stone was named as a nominal defendant and David Welch, Kenneth Beer, D. Peter Canty, James Prince, James Stone, John Laborde, Peter Barker, George Christmas, Richard Pattarozzi, David Voelker, Raymond Gary, B.J. Duplantis and Robert Bernhard were named as defendants in these actions. (These actions are collectively referred to as the “Derivative Actions.”) The State Court action purportedly alleged claims of breach of fiduciary duty, abuse of control, gross mismanagement, and waste of corporate assets against all defendants, and claims of unjust enrichment and insider selling against certain individual defendants. The Federal Court derivative actions asserted purported claims against all defendants for breach of fiduciary duty, abuse of control, gross mismanagement, waste of corporate assets and unjust enrichment and claims against certain individual defendants for breach of fiduciary duty and violations of the Sarbanes-Oxley Act of 2002.
     On February 16, 2010 a stipulation of settlement signed by counsel for all parties to the Derivative Actions was filed with the Federal Court. The material terms of the settlement are set forth in detail in this stipulation. The terms include (i) a monetary payment of $300,000 for attorneys’ fees and expenses, and (ii) the continuation of certain corporate governance measures respecting (1) the procedures to be followed by the Company’s Reserves Committee, (2) the maintenance of a anonymous reporting policy, and (3) the maintenance of an anonymous third party hotline. The Company anticipates that the $300,000 payment will be made under the Company’s directors and officers’ liability insurance policy. This proposed settlement is subject to Federal Court approval under Rule 23.1 of the Federal Rules of Civil Procedure. On February 18, 2010, the Federal Court entered an order preliminarily approving this proposed settlement (“February 18, 2010 Order”). The February 18, 2010 Order set a Settlement Hearing for March 23, 2010 at 1:30 p.m. to consider the propriety of finally approving the proposed settlement and awarding attorneys’ fees. The February 18, 2010 Order also approved the Notice of Pendancy and Settlement of Shareholder Derivative Actions, which is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
99.1	Notice of Pendency and Settlement of Shareholder Derivative Actions

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION
Date: February 19, 2010	By:	/s/ J. Kent Pierret
J. Kent Pierret
Senior Vice President, Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Notice of Pendency and Settlement of Shareholder Derivative Actions